UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 7, 2009

Arbitron Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-1969	52-0278528
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

142 West 57th Street, New York, New York		10019-3300
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-887-1300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Settlement of New York civil litigation

On January 7, 2009, Arbitron Inc. (the "Company") joined in a Stipulated Order on Consent (the "New York Settlement") in connection with a previously announced civil action brought by the Attorney General of the State of New York (the "New York Attorney General") against the Company in the Supreme Court of New York for the County of New York, alleging violations of New York consumer protection and civil rights laws relating to the marketing and commercialization in New York of the Company’s Portable People Meter TM ("PPM") radio ratings service (the "New York Action"). The New York Settlement, when fully executed and performed by the Company to the reasonable expectation of the New York Attorney General, will resolve all claims against the Company that were alleged by the New York Attorney General in the New York Action.

In connection with the New York Settlement, the Company has agreed to achieve specified metrics concerning telephone number-based, address-based, and cell phone-only sampling, and to take reasonable measures designed to achieve specified metrics concerning sample performance indicator and in-tab rates (the "Specified Metrics") in its New York local market PPM TM radio ratings service by agreed dates. The Company also will make certain disclosures to users and potential users of its audience estimates, report to the New York Attorney General on its performance against the Specified Metrics, and make all reasonable efforts in good faith to obtain and retain accreditation by the Media Rating Council, Inc. (the "MRC") of its New York local market PPM ratings service. If, by October 15, 2009, the Company has not obtained accreditation from the MRC of its New York local market PPM radio ratings service and also has failed to achieve all of the Specified Metrics, the New York Attorney General reserves the right to rescind the New York Settlement and reinstitute litigation against the Company for the allegations made in the civil action.

The Company will pay $200,000 to the New York Attorney General in settlement of the claims and $60,000 for investigative costs and expenses.

The New York Settlement does not affect the previously announced subpoenas that the Company and certain of its executive officers received from the New York Attorney General on October 9, 2008 regarding, among other things, the commercialization of the PPM radio ratings service in New York and purchases and sales of Company securities by those executive officers.

Settlement of New Jersey civil litigation

On January 7, 2009, the Company joined in a Final Consent Judgment (the "New Jersey Settlement") in connection with a previously announced civil action brought by the Attorney General of New Jersey (the "New Jersey Attorney General") against the Company in the Superior Court of New Jersey for Middlesex County, alleging violations of New Jersey consumer protection and civil rights laws relating to the marketing and commercialization in New Jersey of the Company’s PPM radio ratings service (the "New Jersey Action"). The New Jersey Settlement, when fully executed and performed by the Company to the reasonable expectation of the New Jersey Attorney General, will resolve all claims against the Company that were alleged by the New Jersey Attorney General in the New Jersey Action.

In connection with the New Jersey Settlement, the Company has agreed to achieve, and in certain circumstances to take reasonable measures designed to achieve, Specified Metrics in its New York and Philadelphia local market PPM radio ratings services by agreed dates. The Company also will make certain disclosures to users and potential users of its audience estimates, report to the New Jersey Attorney General on its performance against the Specified Metrics, and make all reasonable efforts in good faith to obtain and retain accreditation by the MRC of its New York and Philadelphia local market PPM ratings services. If, by December 31, 2009, the Company has not obtained accreditation from the MRC of either its New York and Philadelphia local market PPM radio ratings service and also has failed to achieve all of the Specified Metrics, the New Jersey Attorney General reserves the right to rescind the New Jersey Settlement and reinstitute litigation against the Company for the allegations made in the New Jersey Action.

As part of the New Jersey Settlement, the Company denies any liability or wrongdoing.

The Company will pay $130,000 to the New Jersey Attorney General for investigative costs and expenses.

Jointly in connection with the New York Settlement and the New Jersey Settlement the Company also will create and fund a non-response bias study in the New York market, fund an advertising campaign promoting minority radio in major trade journals, and pay a single lump sum of $100,000 to the National Association of Black Owned Broadcasters (NABOB) for a joint radio project between NABOB and the Spanish Radio Association to support minority radio.

The foregoing description of the New York Settlement is qualified in its entirety to the full text of the New York Settlement, a copy of which is attached hereto as exhibit 99.1 and is incorporated herein by reference. The foregoing description of the New Jersey Settlement is qualified in its entirety to the full text of the New Jersey Settlement, a copy of which is attached hereto as exhibit 99.2 and is incorporated herein by reference.

On January 7, 2009, the Company issued a statement regarding the New York Settlement. A copy of that statement is attached as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference. Also on January 7, 2009, the Company issued a statement regarding the New Jersey Settlement. A copy of that statement is attached as Exhibit 99.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Stipulated Order on Consent by and between the Attorney General of the State of New York and Arbitron Inc. dated January 7, 2009

99.2 Final Consent Judgment by and between the Attorney General of New Jersey and Arbitron Inc. dated January 7, 2009

99.3 Statement of Arbitron Inc. regarding New York Settlement dated January 7, 2009

99.4 Statement of Arbitron Inc. regarding New Jersey Settlement dated January 7, 2009

Forward-Looking Statements

This Current Report on Form 8-K (including Exhibits 99.1, 99.2, 99.3, and 99.4) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The statements regarding Arbitron Inc. and its subsidiaries in this document that are not historical in nature, particularly those that utilize terminology such as “may,” “will,” “should,” “likely,” ”expects,” “anticipates,” “estimates,” “believes,” or “plans,” or comparable terminology, are forward-looking statements based on current expectations about future events, which we have derived from information currently available to us. These forward-looking statements involve known and unknown risks and uncertainties that may cause our results to be materially different from results implied in such forward-looking statements. These risks and uncertainties include, in no particular order, whether we will be able to:

• absorb costs related to legal proceedings and governmental entity interactions and avoid related fines, limitations, or conditions on our business activities;
• successfully implement the commercialization of our Portable People MeterTM service;
• successfully maintain industry usage of our services, a critical mass of broadcaster encoding, and the proper understanding of our audience measurement services and methodology in light of governmental regulation, legislation, litigation, activism or adverse public relations efforts;
• successfully design, recruit and maintain PPM panels that appropriately balance research quality, panel size and operational cost;
• compete with companies that may have financial, marketing, sales, technical, and other advantages over us;
• complete the Media Rating Council (“MRC”) audits of our local market PPM ratings services in a timely manner and successfully obtain and/or maintain MRC accreditation for our audience measurement business;
• renew contracts with key customers as they expire;
• successfully execute our business strategies, including entering into potential acquisition, joint-venture or other material third-party agreements;
• effectively manage the impact, if any, of any further ownership shifts in the radio and advertising agency industries;
• effectively respond to rapidly changing technological needs of our customer base, including creating new proprietary software systems, such as software systems intended to support our cell phone-only sampling plans, and new customer services that meet these needs in a timely manner;
• successfully manage the impact on our business of any economic downturn, generally, and in the advertising and radio industries, in particular;
• successfully manage the trend of increasing data collection costs stemming from lower respondent cooperation in surveys, privacy concerns, consumer trends, including the increasing incidence of cell-phone-only households, evolving technology and/or government regulations; and
• successfully develop and implement technology solutions to measure new forms of audio-based content and delivery, multimedia and advertising in an increasingly competitive environment.

There are a number of additional important factors that could cause actual events or our actual results to differ materially from those indicated by such forward-looking statements, including, without limitation, the risk factors set forth in the caption “ITEM 1A. — RISK FACTORS” in our Annual Report on Form 10-K for the year ended December 31, 2007, our Quarterly Report on Form 10-Q for the period ended September 30, 2008, and elsewhere, and any subsequent periodic or current reports filed by us with the Securities and Exchange Commission.

In addition, any forward-looking statements contained in this document represent our estimates only as of the date hereof, and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arbitron Inc.

January 7, 2009	By:	/s/ Timothy T. Smith

Name: Timothy T. Smith
Title: Executive Vice President, Legal and Business Affairs, Chief Legal Officer and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Stipulated Order on Consent by and between the Attorney General of the State of New York and Arbitron Inc. dated January 7, 2009
99.2	Final Consent Judgment by and between the Attorney General of New Jersey and Arbitron Inc. dated January 7, 2009
99.3	Statement of Arbitron Inc. regarding New York Settlement dated January 7, 2009
99.4	Statement of Arbitron Inc. regarding New Jersey Settlement dated January 7, 2009